UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 3, 2021
COMSTOCK RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-03262	94-1667468

(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
5300 Town and Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)
(972) 668-8800
(Registrant's Telephone No.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 (per share)	CRK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events
On March 3, 2021, Comstock Resources, Inc. (the "Company") issued a press release announcing pricing of the offering of additional 6.75% senior notes due 2029 (the "Notes") in a private placement to eligible purchasers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and outside the U.S. in accordance with Regulation S under the Securities Act. The Company anticipates the closing to occur on March 4, 2021. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.
In addition on March 3, 2021, the Company issued a press release announcing (i) the upsize of its previously announced cash tender offers (the "Tender Offers") to increase the aggregate maximum purchase price of its outstanding 7.50% senior notes due 2025 (the "2025 Notes") and 9.75% senior notes due 2026 (the "2026 Notes" and together with the 2025 Notes, the "Outstanding Notes") subject to the Tender Offers from $1.0 billion to $1.25 billion and to increase the aggregate maximum principal amount of 2026 Notes to be accepted (the "2026 Combined Cap") from $550.0 million to $780.0 million, and (ii) the early tender results of the Tender Offers on the terms and subject to the conditions described in its Offer to Purchase dated February 18, 2021. Based on information provided by D.F. King & Co., Inc., the tender agent for the Tender Offers, approximately $1.9 billion aggregate principal amount of Outstanding Notes were validly tendered (and not validly withdrawn) as of 5:00 p.m., New York City time, on March 3, 2021, the early tender date.
A copy of the Company’s press release is filed as Exhibit 99.2 to this Form 8-K and is incorporated by reference herein.
The press releases shall not constitute offers to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.
Item 9.01     Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated March 3, 2021 announcing pricing of add-on offering of 6.75% senior notes due 2029
99.2	Press release dated March 3, 2021 announcing the early tender results and upsize of the Tender Offers

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: March 3, 2021	By:	/s/ ROLAND O. BURNS
Roland O. Burns
President and Chief Financial Officer